Exhibit 99.1

News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS NET INCOME OF $9.1 MILLION FOR THE FOURTH QUARTER AND $38.2 MILLION FOR THE FULL YEAR

OLNEY, MARYLAND, January 22, 2015 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today reported net income for the fourth quarter of 2014 of $9.1 million ($0.36 per diluted share) compared to net income of $9.6 million ($0.38 per diluted share) for the fourth quarter of 2013 and net income of $11.1 million ($0.44 per diluted share) for the third quarter of 2014.

Net income for the year ended December 31, 2014 was $38.2 million ($1.52 per diluted share) compared to net income of $44.4 million ($1.77 per diluted share) for the prior year. For comparison purposes, the current year includes $6.5 million in litigation expenses associated with a particular legal action while the prior year’s results includes a benefit of $4.5 million in interest income and professional fees associated with the resolution of a non-performing loan relationship.

“Considering the impact on operating results of the items mentioned above, the Company produced solid core results in 2014 driven by notable growth in its loan and deposit portfolios and the strong performance of its wealth management business. We are proud of our accomplishments considering the market volatility and extremely competitive environment that existed throughout the year,” said Daniel J. Schrider, President and Chief Executive Officer.

“Looking to the future, we are making appropriate investments in our client-facing facilities and systems as we adapt our delivery channels to the preferences of our clients. We anticipate this will provide the opportunity for further growth in our franchise while we continue to render outstanding service to our clients,” said Schrider.

Fourth Quarter Highlights:

•	Total loans increased 12% compared to the fourth quarter of 2013 and 5% compared to the third quarter of 2014. Growth over the prior year exceeded 10% in each of the three major portfolio segments. Overall the entire portfolio grew $343 million from the prior year.

•	Combined noninterest-bearing and interest-bearing transaction account balances increased 18% to $1.5 billion at December 31, 2014 as compared to $1.3 billion at December 31, 2013.

•	The provision for loan and lease losses for the fourth quarter of 2014 was a charge of $0.9 million compared to a charge of $0.6 million for the fourth quarter of 2013 and a credit of $0.2 million for the third quarter of 2014. The credit quality of the loan portfolio continues to exhibit stability while outstanding loans increased significantly over the prior year.

•	The net interest margin was 3.44% for the fourth quarter of 2014, compared to 3.53% for the fourth quarter of 2013 and 3.42% for the third quarter of 2014.

•	Non-interest income decreased 3% for the quarter compared to the prior year quarter primarily due to a decrease in other non-interest income. This decrease was somewhat offset by a 9% increase in income from wealth management activities.

•	Non-interest expense for the quarter increased 4% over the prior year quarter due mainly to $1.1 million in non-recurring expenses in the quarter for bankcard losses and an adjustment to insurance receivables.

Review of Balance Sheet and Credit Quality

Total assets grew 7% to $4.4 billion at December 31, 2014 compared to $4.1 billion at December 31, 2013. This growth was driven by a 12% increase in the loan portfolio as total loans and leases ended the period at $3.1 billion.

Deposits and certain other short-term borrowings that comprise all the funding sources derived from customers, increased 7% compared to the prior year end. At December 31, 2014, combined noninterest-bearing and interest-bearing checking account balances, an important performance driver of multiple-product banking relationships with clients, increased 18% compared to balances at December 31, 2013.

Tangible common equity totaled $438 million at December 31, 2014 compared to $417 million at December 31, 2013, resulting in a decrease in the ratio of tangible common equity to tangible assets to 10.15% at December 31, 2014 from 10.37% at December 31, 2013. Dividends per common share were $0.76 per share for the year compared to $0.64 per common share for 2013, a 19% increase. At December 31, 2014, the Company had a total risk-based capital ratio of 15.06%, a tier 1 risk-based capital ratio of 13.95% and a tier 1 leverage ratio of 11.26%.

Non-performing loans totaled $34.0 million at December 31, 2014 compared to $40.0 million at December 31, 2013 and $43.7 million at September 30, 2014. The level of non-performing loans to total loans decreased to 1.09% at December 31, 2014 compared to 1.44% at December 31, 2013. The year-over-year decrease was driven primarily by loan pay-offs and a reduction in restructured loans as such loans have performed to allow them to no longer be classified as non-performing.

Loan charge-offs, net of recoveries, totaled $0.6 million for the fourth quarter of 2014 compared to net loan charge-offs of $1.2 million for the fourth quarter of 2013 and net loan charge-offs of $0.2 million for the third quarter of 2014. The allowance for loan and lease losses represented 1.21% of outstanding loans and leases and 111% of non-performing loans at December 31, 2014 compared to 1.39% of outstanding loans and leases and 97% of non-performing loans at December 31, 2013. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the fourth quarter of 2014 increased 3% compared to the fourth quarter of 2013. The net interest margin was 3.44% for the fourth quarter of 2014 compared to 3.53% for the fourth quarter of 2013.

The provision for loan and lease losses was a charge of $0.9 million for the fourth quarter of 2014 compared to a charge of $0.6 million for the fourth quarter of 2013 and a credit of $0.2 million for the third quarter of 2014. The current quarter’s charge reflects the growth in the loan portfolio over the prior quarters. This growth in the loan portfolio produced an effect that more than offset the lower charge-offs and reduced problem loan migration into non-performing status during the past twelve months.

Non-interest income decreased 3% to $11.3 million for the fourth quarter of 2014 compared to $11.7 million for the fourth quarter of 2013. The decrease in non-interest income for the quarter compared to the prior year quarter was due primarily to lower other non-interest income from sales and dispositions of loans and fixed assets which occurred in the prior year quarter.

Non-interest expenses increased 4% to $30.5 million for the fourth quarter of 2014 compared to $29.3 million in the fourth quarter of 2013. The current quarter included increases in other non-interest expenses for bankcard losses and an adjustment to uncollectible insurance receivables. The non-GAAP efficiency ratio was 65.89% for the fourth quarter of 2014 compared to 63.62% for the fourth quarter of 2013.

Net interest income for the year ended December 31, 2014 was relatively level compared to the prior year. Excluding interest recoveries of $3.7 million in the prior year, net interest income would have increased 3%. The net interest margin decreased to 3.45% in 2014 compared to 3.63% in 2013. The prior year’s margin was positively impacted by loan recoveries on commercial loans. Exclusive of those recoveries the net interest margin for 2013 would have been 3.53%

The provision for loan and lease losses was a credit of $0.2 million for the year ended December 31, 2014 compared to a credit of $1.1 million for the year ended December 31, 2013. The credits in the provision for each year were driven by a decline in historical losses, improvement in the overall credit quality of the loan portfolio and problem loan resolutions and recoveries whose impact more than offset the effect of loan growth.

Non-interest income decreased 1% to $46.9 million for 2014 compared to $47.5 million for 2013. This decrease was driven primarily by the decrease in income from mortgage banking activities as loan origination volumes declined. Other non-interest income also decreased due to sales and dispositions of loans and fixed assets and a non-recurring legal settlement, all of which occurred in the prior year. The impact of these decreases was somewhat mitigated by an increase in wealth management income of 9% due to higher assets under management.

Non-interest expenses increased to $120.8 million for 2014 compared to $111.5 million for 2013 due primarily to the impact of $6.5 million in litigation expenses. Excluding the impact of the litigation expenses related to an adverse jury verdict, non-interest expense for the year ended December 31, 2014 was $114.3 million. This increase was driven mainly by higher bankcard losses and an adjustment to uncollectible insurance receivables. The non-GAAP efficiency ratio was 62.48% for 2014 compared to 60.06% for 2013. Excluding the loan interest recoveries in 2013, the non-GAAP efficiency ratio was 61.71%.

Conference Call

The Company’s management will host a conference call to discuss its fourth quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-866-235-9910. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) February 2, 2015. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10058497.

About Sandy Spring Bancorp, Inc.

With $4.4 billion in assets, Sandy Spring Bancorp, Inc. is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc. Sandy Spring Bank traces its origin to 1868, making it among the oldest banking institutions in the region. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring offers a broad range of commercial banking, retail banking and trust services through 44 community offices in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George’s counties in Maryland, and Arlington, Fairfax and Loudoun counties in Virginia. Through its subsidiaries, Sandy Spring Bank also offers a comprehensive menu of insurance and investment management services. Visit www.sandyspringbank.com for more information about Sandy Spring Bank.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email:     DSchrider@sandyspringbank.com

PMantua@sandyspringbank.com

Web site: www.sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2013, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Twelve Months Ended
	December 31,		%	December 31,		%
(Dollars in thousands, except per share data)	2014	2013	Change	2014	2013	Change
Results of Operations:
Net interest income	$33,227	$32,350	3%	$129,548	$129,914	-%
Provision (credit) for loan and lease losses	853	586	46	(163)	(1,084)	(85)
Non-interest income	11,338	11,654	(3)	46,871	47,511	(1)
Non-interest expenses	30,478	29,300	4	120,800	111,524	8
Income before income taxes	13,234	14,118	(6)	55,782	66,985	(17)
Net income	9,148	9,613	(5)	38,200	44,422	(14)

Pre-tax pre-provision income	$14,242	$14,704	(3)	$62,138	$65,901	(6)

Return on average assets	0.85%	0.93%		0.91%	1.11%
Return on average common equity	6.93%	7.71%		7.43%	9.11%
Net interest margin	3.44%	3.53%		3.45%	3.63%
Efficiency ratio - GAAP basis (1)	68.39%	66.59%		68.47%	62.86%
Efficiency ratio - Non-GAAP basis (1)	65.89%	63.62%		62.48%	60.06%

Per share data:
Basic net income	$0.37	$0.38	(3)%	$1.53	$1.78	(14)%
Diluted net income	$0.36	$0.38	(5)	$1.52	$1.77	(14)
Average fully diluted shares	25,151,831	25,108,109	-	25,139,370	25,075,014	-
Dividends declared per share	$0.20	$0.18	11	$0.76	$0.64	19
Book value per share	20.83	19.98	4	20.83	19.98	4
Tangible book value per share	17.48	16.68	5	17.48	16.68	5
Outstanding shares	25,044,877	24,990,021	-	25,044,877	24,990,021	-

Financial Condition at period-end:
Investment securities	$933,619	$1,016,609	(8)%	$933,619	$1,016,609	(8)%
Loans and leases	3,127,392	2,784,266	12	3,127,392	2,784,266	12
Interest-earning assets	4,114,936	3,836,912	7	4,114,936	3,836,912	7
Assets	4,397,132	4,106,100	7	4,397,132	4,106,100	7
Deposits	3,066,509	2,877,225	7	3,066,509	2,877,225	7
Interest-bearing liabilities	2,837,204	2,744,869	3	2,837,204	2,744,869	3
Stockholders' equity	521,751	499,363	4	521,751	499,363	4

Capital ratios:
Tier 1 leverage (4)	11.26%	11.32%		11.26%	11.32%
Tier 1 capital to risk-weighted assets (4)	13.95%	14.42%		13.95%	14.42%
Total regulatory capital to risk-weighted assets (4)	15.06%	15.65%		15.06%	15.65%
Tangible common equity to tangible assets (2)	10.15%	10.37%		10.15%	10.37%
Average equity to average assets	12.21%	12.12%		12.26%	12.17%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.21%	1.39%		1.21%	1.39%
Non-performing loans to total loans	1.09%	1.44%		1.09%	1.44%
Non-performing assets to total assets	0.85%	1.01%		0.85%	1.01%
Allowance for loan and lease losses to non-performing loans	111.09%	96.83%		111.09%	96.83%
Annualized net charge-offs to average loans and leases (3)	0.08%	0.18%		0.03%	0.12%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.
(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.
(4)	Estimated ratio at December 31, 2014

Sandy Spring Bancorp, Inc. and Subsidiaries

RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands)	2014	2013	2014	2013
Pre-tax pre-provision income:
Net income	$9,148	$9,613	$38,200	$44,422
Plus non-GAAP adjustment:
Litigation expenses	155	-	6,519	-
Income taxes	4,086	4,505	17,582	22,563
Provision (credit) for loan and lease losses	853	586	(163)	(1,084)
Pre-tax pre-provision income	$14,242	$14,704	$62,138	$65,901

Efficiency ratio - GAAP basis:
Non-interest expenses	$30,478	$29,300	$120,800	$111,524

Net interest income plus non-interest income	$44,565	$44,004	$176,419	$177,425

Efficiency ratio - GAAP basis	68.39%	66.59%	68.47%	62.86%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$30,478	$29,300	$120,800	$111,524
Less non-GAAP adjustment:
Amortization of intangible assets	112	461	821	1,845
Litigation expenses	155	-	6,519	-
Non-interest expenses - as adjusted	$30,211	$28,839	$113,460	$109,679

Net interest income plus non-interest income	$44,565	$44,004	$176,419	$177,425
Plus non-GAAP adjustment:
Tax-equivalent income	1,283	1,325	5,192	5,292
Less non-GAAP adjustments:
Securities gains (losses)	(3)	(3)	5	115
Net interest income plus non-interest income - as adjusted	$45,851	$45,332	$181,606	$182,602

Efficiency ratio - Non-GAAP basis	65.89%	63.62%	62.48%	60.06%

Tangible common equity ratio:
Total stockholders' equity	$521,751	$499,363	$521,751	$499,363
Accumulated other comprehensive income	823	2,970	823	2,970
Goodwill	(84,171)	(84,171)	(84,171)	(84,171)
Other intangible assets, net	(510)	(1,330)	(510)	(1,330)
Tangible common equity	$437,893	$416,832	$437,893	$416,832

Total assets	$4,397,132	$4,106,100	$4,397,132	$4,106,100
Goodwill	(84,171)	(84,171)	(84,171)	(84,171)
Other intangible assets, net	(510)	(1,330)	(510)	(1,330)
Tangible assets	$4,312,451	$4,020,599	$4,312,451	$4,020,599

Tangible common equity ratio	10.15%	10.37%	10.15%	10.37%

Outstanding common shares	25,044,877	24,990,021	25,044,877	24,990,021
Tangible book value per common share	$17.48	$16.68	$17.48	$16.68

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION - UNAUDITED

	December 31,	December 31,
(Dollars in thousands)	2014	2013
Assets
Cash and due from banks	$52,804	$46,755
Federal funds sold	473	475
Interest-bearing deposits with banks	42,940	27,197
Cash and cash equivalents	96,217	74,427
Residential mortgage loans held for sale (at fair value)	10,512	8,365
Investments available-for-sale (at fair value)	672,209	751,284
Investments held-to-maturity — fair value of $222,260 and $216,007 at December 31, 2014 and 2013, respectively	219,973	224,638
Other equity securities	41,437	40,687
Total loans and leases	3,127,392	2,784,266
Less: allowance for loan and lease losses	(37,802)	(38,766)
Net loans and leases	3,089,590	2,745,500
Premises and equipment, net	49,402	45,916
Other real estate owned	3,195	1,338
Accrued interest receivable	12,634	12,532
Goodwill	84,171	84,171
Other intangible assets, net	510	1,330
Other assets	117,282	115,912
Total assets	$4,397,132	$4,106,100

Liabilities
Noninterest-bearing deposits	$993,737	$836,198
Interest-bearing deposits	2,072,772	2,041,027
Total deposits	3,066,509	2,877,225
Securities sold under retail repurchase agreements and federal funds purchased	74,432	53,842
Advances from FHLB	655,000	615,000
Subordinated debentures	35,000	35,000
Accrued interest payable and other liabilities	44,440	25,670
Total liabilities	3,875,381	3,606,737

Stockholders' Equity
Common stock — par value $1.00; shares authorized 50,000,000; shares issued and outstanding 25,044,877 and
24,990,021 at December 31, 2014 and 2013, respectively	25,045	24,990
Additional paid in capital	194,647	193,445
Retained earnings	302,882	283,898
Accumulated other comprehensive loss	(823)	(2,970)
Total stockholders' equity	521,751	499,363
Total liabilities and stockholders' equity	$4,397,132	$4,106,100

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in thousands, except per share data)	2014	2013	2014	2013
Interest Income:
Interest and fees on loans and leases	$31,899	$30,443	$123,369	$122,380
Interest on loans held for sale	101	91	312	929
Interest on deposits with banks	19	19	85	84
Interest and dividends on investment securities:
Taxable	3,673	4,224	15,377	16,635
Exempt from federal income taxes	2,282	2,331	9,222	9,318
Interest on fed funds sold	1	1	1	1
Total interest income	37,975	37,109	148,366	149,347
Interest Expense:
Interest on deposits	1,206	1,230	4,791	5,439
Interest on retail repurchase agreements and federal funds purchased	47	37	164	163
Interest on advances from FHLB	3,273	3,269	12,982	12,936
Interest on subordinated debt	222	223	881	895
Total interest expense	4,748	4,759	18,818	19,433
Net interest income	33,227	32,350	129,548	129,914
Provision (credit) for loan and lease losses	853	586	(163)	(1,084)
Net interest income after provision (credit) for loan and lease losses	32,374	31,764	129,711	130,998
Non-interest Income:
Investment securities gains (losses)	(3)	(3)	5	115
Service charges on deposit accounts	2,135	2,143	8,422	8,533
Mortgage banking activities	512	356	1,994	3,094
Wealth management income	4,905	4,508	19,086	17,585
Insurance agency commissions	985	1,243	4,996	4,821
Income from bank owned life insurance	627	635	2,444	2,499
Bank card fees	1,144	1,052	4,439	4,165
Other income	1,033	1,720	5,485	6,699
Total non-interest income	11,338	11,654	46,871	47,511
Non-interest Expenses:
Salaries and employee benefits	16,793	16,707	66,387	65,598
Occupancy expense of premises	3,914	3,844	13,692	13,171
Equipment expenses	1,333	1,264	5,188	4,940
Marketing	838	897	2,926	2,880
Outside data services	1,284	1,162	4,947	4,580
FDIC insurance	615	445	2,302	2,300
Amortization of intangible assets	112	461	821	1,845
Litigation expenses	155	-	6,519	-
Other expenses	5,434	4,520	18,018	16,210
Total non-interest expenses	30,478	29,300	120,800	111,524
Income before income taxes	13,234	14,118	55,782	66,985
Income tax expense	4,086	4,505	17,582	22,563
Net income	$9,148	$9,613	$38,200	$44,422

Net Income Per Share Amounts:
Basic net income per share	$0.37	$0.38	$1.53	$1.78
Diluted net income per share	$0.36	$0.38	$1.52	$1.77
Dividends declared per share	$0.20	$0.18	$0.76	$0.64

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2014				2013
(Dollars in thousands, except per share data)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the Quarter:
Tax-equivalent interest income	$39,258	$38,446	$38,322	$37,532	$38,434	$41,524	$37,091	$37,590
Interest expense	4,748	4,730	4,682	4,658	4,759	4,874	4,847	4,953
Tax-equivalent net interest income	34,510	33,716	33,640	32,874	33,675	36,650	32,244	32,637
Tax-equivalent adjustment	1,283	1,296	1,331	1,282	1,325	1,344	1,312	1,311
Provision for loan and lease losses	853	(192)	158	(982)	586	1,128	(2,876)	78
Non-interest income	11,338	12,590	11,694	11,249	11,654	11,223	12,215	12,419
Non-interest expenses	30,478	28,632	34,141	27,549	29,300	26,893	27,508	27,823
Income before income taxes	13,234	16,570	9,704	16,274	14,118	18,508	18,515	15,844
Income tax expense	4,086	5,428	2,722	5,346	4,505	6,419	6,353	5,286
Net income	$9,148	$11,142	$6,982	$10,928	$9,613	$12,089	$12,162	$10,558
Financial Performance:
Pre-tax pre-provision income	$14,242	$16,614	$15,990	$15,292	$14,704	$19,636	$15,639	$15,922
Return on average assets	0.85%	1.05%	0.67%	1.08%	0.93%	1.19%	1.23%	1.08%
Return on average common equity	6.93%	8.54%	5.47%	8.80%	7.71%	9.91%	9.98%	8.85%
Net interest margin	3.44%	3.42%	3.48%	3.47%	3.53%	3.88%	3.51%	3.59%
Efficiency ratio - GAAP basis (1)	68.39%	63.61%	77.59%	64.31%	66.59%	57.80%	63.75%	63.60%
Efficiency ratio - Non-GAAP basis (1)	65.89%	61.09%	61.30%	61.60%	63.62%	55.21%	60.92%	60.80%
Per Share Data:
Basic net income per share	$0.37	$0.44	$0.28	$0.44	$0.38	$0.48	$0.49	$0.42
Diluted net income per share	$0.36	$0.44	$0.28	$0.43	$0.38	$0.48	$0.49	$0.42
Average fully diluted shares	25,151,831	25,151,582	25,127,036	25,124,206	25,108,109	25,070,506	25,009,092	25,002,612
Dividends declared per common share	$0.20	$0.20	$0.18	$0.18	$0.18	$0.16	$0.16	$0.14
Non-interest Income:
Securities gains (losses)	$(3)	$8	$-	$-	$(3)	$-	$62	$56
Service charges on deposit accounts	2,135	2,226	2,089	1,972	2,143	2,171	2,150	2,069
Mortgage banking activities	512	596	570	316	356	(26)	1,237	1,527
Wealth management income	4,905	4,974	4,741	4,466	4,508	4,503	4,532	4,042
Insurance agency commissions	985	1,410	961	1,640	1,243	1,193	1,036	1,349
Income from bank owned life insurance	627	611	608	598	635	629	623	612
Bank card fees	1,144	1,148	1,169	978	1,052	1,077	1,079	957
Other income	1,033	1,617	1,556	1,279	1,720	1,676	1,496	1,807
Total Non-interest Income	$11,338	$12,590	$11,694	$11,249	$11,654	$11,223	$12,215	$12,419
Non-interest Expense:
Salaries and employee benefits	$16,793	$16,765	$16,474	$16,355	$16,707	$16,382	$16,163	$16,346
Occupancy expense of premises	3,914	3,032	3,274	3,472	3,844	3,149	2,996	3,182
Equipment expenses	1,333	1,337	1,262	1,256	1,264	1,200	1,227	1,249
Marketing	838	744	802	542	897	713	755	515
Outside data services	1,284	1,231	1,216	1,216	1,162	1,152	1,114	1,152
FDIC insurance	615	594	573	520	445	678	581	596
Amortization of intangible assets	112	115	224	370	461	462	461	461
Litigation expenses	155	236	6,128	-	-	-	-	-
Professional fees	1,246	1,092	1,292	914	1,386	511	1,332	1,250
Other real estate owned expenses	2	40	9	-	91	(150)	(281)	37
Other expenses	4,186	3,446	2,887	2,904	3,043	2,796	3,160	3,035
Total Non-interest Expense	$30,478	$28,632	$34,141	$27,549	$29,300	$26,893	$27,508	$27,823

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2014				2013
(Dollars in thousands)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Balance Sheets at Quarter End:
Residential mortgage loans	$717,886	$698,925	$668,536	$640,939	$618,381	$595,180	$565,282	$538,346
Residential construction loans	136,741	141,883	149,321	143,109	129,177	118,316	116,736	122,698
Commercial ADC loans	205,124	194,666	178,972	163,343	160,696	158,739	163,309	150,599
Commercial investor real estate loans	640,193	575,984	577,813	573,634	552,178	518,029	497,365	487,802
Commercial owner occupied real estate loans	611,061	584,964	581,795	582,472	592,823	569,350	563,258	565,820
Commercial business loans	390,781	368,611	357,472	348,180	356,651	332,670	334,979	344,489
Leasing	54	156	260	439	703	962	1,415	1,974
Consumer loans	425,552	410,723	396,775	380,697	373,657	368,764	363,114	353,341
Total loans and leases	3,127,392	2,975,912	2,910,944	2,832,813	2,784,266	2,662,010	2,605,458	2,565,069
Allowance for loan and lease losses	(37,802)	(37,574)	(37,959)	(38,026)	(38,766)	(39,422)	(39,015)	(41,246)
Investment securities	933,619	950,869	980,530	997,584	1,016,609	1,077,951	1,102,209	1,008,693
Interest-earning assets	4,114,936	3,976,731	3,945,643	3,891,223	3,836,912	3,771,825	3,802,682	3,660,809
Total assets	4,397,132	4,248,731	4,234,342	4,168,998	4,106,100	4,052,969	4,072,617	3,932,026
Noninterest-bearing demand deposits	993,737	986,549	984,700	882,169	836,198	890,319	877,891	832,679
Total deposits	3,066,509	3,028,788	3,038,670	2,959,195	2,877,225	2,916,466	2,926,650	2,919,208
Customer repurchase agreements	74,432	71,384	72,917	67,038	53,842	53,177	54,731	50,302
Total interest-bearing liabilities	2,837,204	2,706,623	2,698,887	2,748,064	2,744,869	2,634,324	2,678,490	2,576,831
Total stockholders' equity	521,751	522,404	517,269	510,386	499,363	493,882	485,643	488,947
Quarterly Average Balance Sheets:
Residential mortgage loans	$717,671	$689,531	$659,172	$633,160	$614,698	$593,335	$579,899	$575,889
Residential construction loans	141,890	147,750	145,968	134,261	125,744	120,676	119,197	120,283
Commercial ADC loans	201,020	180,293	168,063	162,544	156,558	158,557	160,483	148,749
Commercial investor real estate loans	607,050	577,851	575,283	557,168	522,085	499,896	485,630	474,062
Commercial owner occupied real estate loans	594,634	585,014	579,953	584,155	580,808	566,366	561,249	567,723
Commercial business loans	367,872	367,203	348,597	349,734	357,455	331,374	337,843	347,569
Leasing	114	206	352	567	817	1,152	1,644	2,510
Consumer loans	417,910	404,062	390,076	377,822	373,017	366,562	360,842	357,366
Total loans and leases	3,048,161	2,951,910	2,867,464	2,799,411	2,731,182	2,637,918	2,606,787	2,594,151
Investment securities	942,782	965,206	991,135	1,012,701	1,055,432	1,097,643	1,047,726	1,051,769
Interest-earning assets	4,022,051	3,954,858	3,893,843	3,845,513	3,817,033	3,770,855	3,692,215	3,677,444
Total assets	4,292,237	4,220,084	4,157,559	4,105,225	4,082,839	4,039,069	3,959,907	3,946,578
Noninterest-bearing demand deposits	1,000,285	956,830	899,287	825,968	872,532	862,046	838,502	797,926
Total deposits	3,063,591	3,036,686	2,965,329	2,876,641	2,901,814	2,903,926	2,892,704	2,860,451
Customer repurchase agreements	78,746	73,046	68,880	62,864	57,682	56,766	55,941	52,622
Total interest-bearing liabilities	2,731,791	2,711,206	2,716,537	2,749,459	2,679,812	2,659,406	2,599,704	2,631,198
Total stockholders' equity	524,063	517,534	511,738	503,851	494,779	483,811	489,014	483,664
Financial Measures:
Average equity to average assets	12.21%	12.26%	12.31%	12.27%	12.12%	11.98%	12.35%	12.26%
Investment securities to earning assets	22.69%	23.91%	24.85%	25.64%	26.50%	28.58%	28.99%	27.55%
Loans to earning assets	76.00%	74.83%	73.78%	72.80%	72.57%	70.58%	68.52%	70.07%
Loans to assets	71.12%	70.04%	68.75%	67.95%	67.81%	65.68%	63.98%	65.24%
Loans to deposits	101.99%	98.25%	95.80%	95.73%	96.77%	91.28%	89.03%	87.87%
Capital Measures:
Tier 1 leverage (1)	11.26%	11.26%	11.37%	11.43%	11.32%	11.29%	11.28%	11.07%
Tier 1 capital to risk-weighted assets (1)	13.95%	13.95%	14.48%	14.64%	14.42%	14.45%	14.30%	14.23%
Total regulatory capital to risk-weighted assets (1)	15.06%	15.06%	15.66%	15.85%	15.65%	15.70%	15.55%	15.48%
Book value per share	$20.83	$20.83	$20.63	$20.38	$19.98	$19.77	$19.45	$19.59
Outstanding shares	25,044,877	25,076,794	25,069,700	25,043,482	24,990,021	24,985,146	24,967,558	24,954,892

(1)	Estimated ratio at December 31, 2014

Sandy Spring Bancorp, Inc. and Subsidiaries

LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2014				2013
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$-	$-	$1	$-	$-	$-	$15	$-
Commercial real estate:
Commercial AD&C	-	-	-	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-	-	-	-
Commercial owner occupied real estate	-	649	-	-	-	-	-	-
Leasing	-	-	-	-	-	-	-	-
Consumer	-	6	3	-	1	10	-	54
Residential real estate:
Residential mortgage	-	-	-	-	-	-	-	-
Residential construction	-	-	-	-	-	-	-	-
Total loans and leases 90 days past due	-	655	4	-	1	10	15	54
Non-accrual loans and leases:
Commercial business	3,184	4,151	4,309	3,272	3,400	4,050	4,483	4,012
Commercial real estate:
Commercial AD&C	2,464	3,792	3,739	4,133	4,127	5,086	5,885	5,826
Commercial investor real estate	8,156	8,210	6,731	7,284	6,802	6,877	11,741	12,353
Commercial owner occupied real estate	8,941	10,742	10,868	7,150	5,936	4,202	5,413	5,346
Leasing	-	-	-	-	-	-	-	-
Consumer	1,668	1,830	2,058	2,115	2,259	2,004	2,305	2,388
Residential real estate:
Residential mortgage	3,012	4,417	4,501	5,025	5,735	5,643	5,581	5,393
Residential construction	1,105	2,497	2,143	2,304	2,315	2,327	2,558	3,258
Total non-accrual loans and leases	28,530	35,639	34,349	31,283	30,574	30,189	37,966	38,576
Total restructured loans - accruing	5,497	7,382	7,364	7,411	9,459	8,054	8,213	10,839
Total non-performing loans and leases	34,027	43,676	41,717	38,694	40,034	38,253	46,194	49,469
Other assets and real estate owned (OREO)	3,195	1,762	1,967	1,619	1,338	1,662	4,831	5,250
Total non-performing assets	$37,222	$45,438	$43,684	$40,313	$41,372	$39,915	$51,025	$54,719

	For the quarter ended,
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2014	2014	2014	2014	2013	2013	2013	2013
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$35,639	$34,349	$31,283	$30,574	$30,189	$37,966	$38,576	$47,548
Non-accrual balances transferred to OREO	(1,475)	(300)	(390)	(281)	(365)	(723)	(1,426)	(92)
Non-accrual balances charged-off	(1,033)	(216)	(357)	(513)	(922)	(4,995)	(668)	(2,175)
Net payments or draws	(4,139)	(590)	(1,580)	(1,073)	(971)	(13,547)	(3,560)	(11,768)
Loans placed on non-accrual	779	2,396	5,393	2,576	3,546	11,488	5,044	5,493
Non-accrual loans brought current	(1,241)	-	-	-	(903)	-	-	(430)
Balance at end of period	$28,530	$35,639	$34,349	$31,283	$30,574	$30,189	$37,966	$38,576

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$37,574	$37,959	$38,026	$38,766	$39,422	$39,015	$41,246	$42,957
Provision (credit) for loan and lease losses	853	(192)	158	(982)	586	1,128	(2,876)	78
Less loans charged-off, net of recoveries:
Commercial business	50	(58)	28	(768)	384	1	(32)	1,744
Commercial real estate:
Commercial AD&C	529	-	-	-	85	(616)	(1,444)	(1,020)
Commercial investor real estate	(5)	(2)	(23)	(5)	23	1,243	123	31
Commercial owner occupied real estate	(6)	-	265	-	(82)	(284)	100	81
Leasing	-	-	-	-	-	(6)	(4)	-
Consumer	83	244	11	331	488	169	490	508
Residential real estate:
Residential mortgage	(17)	43	(27)	203	347	216	22	447
Residential construction	(9)	(34)	(29)	(3)	(3)	(2)	100	(2)
Net charge-offs	625	193	225	(242)	1,242	721	(645)	1,789
Balance at end of period	$37,802	$37,574	$37,959	$38,026	$38,766	$39,422	$39,015	$41,246

Asset Quality Ratios:
Non-performing loans to total loans	1.09%	1.47%	1.43%	1.37%	1.44%	1.44%	1.77%	1.93%
Non-performing assets to total assets	0.85%	1.07%	1.03%	0.97%	1.01%	0.98%	1.25%	1.39%
Allowance for loan losses to loans	1.21%	1.26%	1.30%	1.34%	1.39%	1.48%	1.50%	1.61%
Allowance for loan losses to non-performing loans	111.09%	86.03%	90.99%	98.27%	96.83%	103.06%	84.46%	83.38%
Annualized net charge-offs to average loans	0.08%	0.03%	0.03%	(0.04)%	0.18%	0.11%	(0.10)%	0.28%

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended December 31,
	2014			2013
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$717,671	$6,086	3.42%	$614,698	$5,384	3.49%
Residential construction loans	141,890	1,328	3.71	125,744	1,189	3.75
Commercial ADC loans	201,020	2,364	4.67	156,558	2,057	5.21
Commercial investor real estate loans	607,050	7,320	4.78	522,085	6,974	5.30
Commercial owner occupied real estate loans	594,634	7,282	5.02	580,808	7,230	5.10
Commercial business loans	367,872	4,132	4.48	357,455	4,520	4.97
Leasing	114	1	6.56	817	14	6.81
Consumer loans	417,910	3,487	3.33	373,017	3,166	3.39
Total loans and leases (3)	3,048,161	32,000	4.21	2,731,182	30,534	4.47
Taxable securities	643,233	4,031	2.49	751,796	4,597	2.43
Tax-exempt securities (4)	299,549	3,207	4.25	303,636	3,283	4.29
Interest-bearing deposits with banks	30,635	19	0.25	29,944	19	0.25
Federal funds sold	473	1	0.22	475	1	0.22
Total interest-earning assets	4,022,051	39,258	3.91	3,817,033	38,434	4.03

Less: allowance for loan and lease losses	(38,291)			(39,775)
Cash and due from banks	48,729			45,549
Premises and equipment, net	47,552			46,545
Other assets	212,196			213,487
Total assets	$4,292,237			$4,082,839

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$510,025	119	0.09%	$443,959	93	0.08%
Regular savings deposits	261,564	34	0.05	239,382	45	0.08
Money market savings deposits	842,158	277	0.13	876,014	283	0.13
Time deposits	449,559	776	0.68	469,927	809	0.68
Total interest-bearing deposits	2,063,306	1,206	0.23	2,029,282	1,230	0.24
Other borrowings	78,746	47	0.23	61,780	37	0.24
Advances from FHLB	554,739	3,273	2.34	553,750	3,269	2.34
Subordinated debentures	35,000	222	2.54	35,000	223	2.55
Total interest-bearing liabilities	2,731,791	4,748	0.69	2,679,812	4,759	0.70

Noninterest-bearing demand deposits	1,000,285			872,532
Other liabilities	36,098			35,716
Stockholders' equity	524,063			494,779
Total liabilities and stockholders' equity	$4,292,237			$4,082,839

Net interest income and spread		$34,510	3.22%		$33,675	3.33%
Less: tax-equivalent adjustment		1,283			1,325
Net interest income		$33,227			$32,350

Interest income/earning assets			3.91%			4.03%
Interest expense/earning assets			0.47			0.50
Net interest margin			3.44%			3.53%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2014 and 2013. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.3 million and $1.3 million in 2014 and 2013, respectively.
(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(3)	Non-accrual loans are included in the average balances.
(4)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Twelve Months Ended December 31,
	2014			2013
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$675,155	$23,171	3.43%	$591,068	$21,385	3.62%
Residential construction loans	142,503	5,316	3.73	121,488	4,331	3.57
Commercial ADC loans	178,092	8,814	4.95	156,115	9,596	6.15
Commercial investor real estate loans	579,471	28,201	4.87	495,562	27,901	5.63
Commercial owner occupied real estate loans	585,965	28,586	5.04	569,065	29,696	5.36
Commercial business loans	358,425	16,400	4.59	343,554	17,807	5.07
Leasing	308	17	5.64	1,525	102	6.70
Consumer loans	397,595	13,176	3.34	364,495	12,491	3.45
Total loans and leases (3)	2,917,514	123,681	4.27	2,642,872	123,309	4.69
Taxable securities	676,237	16,817	2.49	761,713	18,133	2.38
Tax-exempt securities (4)	301,493	12,974	4.30	301,534	13,112	4.35
Interest-bearing deposits with banks	33,902	85	0.25	33,261	84	0.25
Federal funds sold	474	1	0.22	475	1	0.22
Total interest-earning assets	3,929,620	153,558	3.93	3,739,855	154,639	4.15

Less: allowance for loan and lease losses	(38,556)			(41,606)
Cash and due from banks	46,224			45,836
Premises and equipment, net	46,275			47,244
Other assets	210,643			216,082
Total assets	$4,194,206			$4,007,411

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$484,171	425	0.09%	$438,183	373	0.09%
Regular savings deposits	259,066	165	0.06	238,818	204	0.09
Money market savings deposits	864,029	1,116	0.13	879,588	1,414	0.16
Time deposits	457,778	3,085	0.67	490,278	3,448	0.70
Total interest-bearing deposits	2,065,044	4,791	0.23	2,046,867	5,439	0.27
Other borrowings	70,933	164	0.23	60,249	163	0.27
Advances from FHLB	556,178	12,982	2.33	500,593	12,936	2.58
Subordinated debentures	35,000	881	2.52	35,000	895	2.56
Total interest-bearing liabilities	2,727,155	18,818	0.69	2,642,709	19,433	0.74

Noninterest-bearing demand deposits	921,169			843,008
Other liabilities	31,675			33,858
Stockholders' equity	514,207			487,836
Total liabilities and stockholders' equity	$4,194,206			$4,007,411

Net interest income and spread		$134,740	3.24%		$135,206	3.41%
Less: tax-equivalent adjustment		5,192			5,292
Net interest income		$129,548			$129,914

Interest income/earning assets			3.93%			4.15%
Interest expense/earning assets			0.48			0.52
Net interest margin			3.45%			3.63%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2014 and 2013. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $5.2 million and $5.3 million in 2014 and 2013, respectively.
(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(3)	Non-accrual loans are included in the average balances.
(4)	Includes only investments that are exempt from federal taxes.